May 19, 2003



                                AMSTAR VALUE FUND
                            AMSTAR TOTAL RETURN FUND
                        AMSTAR INTERNATIONAL EQUITY FUND
                             AMSTAR HIGH YIELD FUND
                   (EACH A SERIES OF AMSTAR INVESTMENT TRUST)

               SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 31, 2003

Amstar Investment Trust would like to announce that Class C shares of the Amstar Value Fund, Amstar Total Return Fund and the Amstar International Equity are now available for purchase by the public.

Class B shares of each of the Amstar Funds listed above along with Class C shares of the Amstar High Yield Fund are still not available for purchase until further notice from the Amstar Investment Trust.

Please contact Amstar Distributors, Inc. at 1-800-901-6049 for more information on the Amstar Funds and their availability in your state.